Exhibit (q)(1)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Eddie A. Grier, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Eddie A. Grier
Eddie A. Grier

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Frances L. Cashman, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Frances L. Cashman
Frances L. Cashman

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Frank L. Bowman, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Frank L. Bowman
Frank L. Bowman

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Kathleen A. Dennis, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Kathleen A. Dennis
Kathleen A. Dennis

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Nancy C. Everett, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Nancy C. Everett
Nancy C. Everett

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Jakki L. Haussler, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Jakki L. Haussler
Jakki L. Haussler

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Manuel H. Johnson, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Manuel H. Johnson
Manuel H. Johnson

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Michael F. Klein, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Michael F. Klein
Michael F. Klein

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Patricia A. Maleski, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Patricia A. Maleski
Patricia A. Maleski

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that W. Allen Reed, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ W. Allen Reed
W. Allen Reed

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Richard G. Gould III, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Richard G. Gould III
Richard G. Gould III

Appendix A

March 13, 2025

Institutional and Retail Funds	Securities Act of 1933 Registration Statement Amendment Nos.
Morgan Stanley Institutional Fund, Inc.	264, 265, 266, 267, 268, 269, 270, 271, 272, 273, 274 to Form N-1A
Morgan Stanley Institutional Fund Trust	221, 222, 223, 224, 225, 226, 227, 228, 229, 230, 231, 232 to Form N-1A
Morgan Stanley Institutional Liquidity Funds	58, 59, 60, 61, 62, 63, 64, 65, 66, 67, 68 to Form N-1A
Morgan Stanley Global Fixed Income Opportunities Fund	91, 92, 93, 94, 95, 96, 97, 98, 99, 100 to Form N-1A
Morgan Stanley Mortgage Securities Trust	91, 92, 93, 94, 95, 96, 97, 98, 99, 100 to Form N-1A
Morgan Stanley Europe Opportunity Fund Inc.	74, 75, 76, 77, 78, 79, 80, 81, 82, 83 to Form N-1A
Morgan Stanley Insight Fund	77, 78, 79, 80, 81, 82, 83, 84, 85, 86 to Form N-1A
Morgan Stanley Long Duration Government Opportunities Fund	78, 79, 80, 81, 82, 83, 84, 85, 86, 87 to Form N-1A
Morgan Stanley Variable Insurance Fund, Inc.	77, 78, 79, 80, 81, 82, 83, 84, 85, 86 to Form N-1A
Morgan Stanley U.S. Government Money Market Trust	62, 63, 64, 65, 66, 67, 68, 69, 70, 71 to Form N-1A
Morgan Stanley ETF Trust	21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35 to Form N-1A
E*TRADE Trust	Pre-effective amendment nos. 2, 3, 4, 5, 6 to Form N-1A and post-effective amendment nos. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 to Form N-1A

AIP Funds	Securities Act of 1933 Registration Statement Amendment Nos.
Alternative Investment Partners Absolute Return Fund	Form N-2, post-effective amendment nos. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 to Form N-2
Alternative Investment Partners Absolute Return Fund STS	Form N-2, post-effective amendment nos. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 to Form N-2
AIP Alternative Lending Fund A	1, 2, 3, 4, 5, 6, 7, 8, 9, 10 to Form N-2
AIP Alternative Lending Fund P	1, 2, 3, 4, 5, 6, 7, 8, 9, 10 to Form N-2